UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         August 4, 2002
                                                --------------------------------

                 PHOENIX LEASING CASH DISTRIBUTION FUND V, L.P.
--------------------------------------------------------------------------------
                                   Registrant

         California                    0-20133                   68-0222136
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 State or other jurisdiction     Commission File Number       I.R.S. Employer
      of incorporation                                       Identification No.


2401 Kerner Boulevard, San Rafael, California           94901-5527
--------------------------------------------------------------------------------
        Address of Principal Executive Offices           Zip Code

Registrant's telephone number, including area code:       (415) 485-4500
                                                   -----------------------------


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Item 4.       Changes in Registrant's Certifying Accountant

         On August 4, 2002, the Board of Directors of the general partner of Phoenix Leasing Cash Distribution Fund V, LP, a California limited partnership (the "Partnership"), on behalf of the Partnership, adopted a resolution dismissing Arthur Andersen LLP ("Andersen") as the Partnership's auditors and appointed Armanino McKenna LLP to replace Arthur Andersen LLP.

         For each of the two years in the period ended December 31, 2001, the reports on the financial statements of the Partnership did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years ended December 31, 2001 and through the date hereof, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

         On August 5, 2002, the Partnership engaged Armanino McKenna LLP as its new independent auditors.

         During the years ended December 31, 2001 and 2000 and through the date hereof, the Partnership did not consult Armanino McKenna LLP with respect to the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Partnership's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         The Partnership has provided Arthur Andersen LLP with a copy of the foregoing statements. Because the Partnership has been informed by Arthur Andersen LLP that as of July 1, 2002 it would not be providing the letter stating that it was in agreement with the statements contained herein, no such letter is attached to this filing as an Exhibit. The inability to obtain such letter from Arthur Andersen LLP and not attaching a letter to this filing is permitted by Item 304T(b)(2) of Regulation S-K.


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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements.                  None.

(b)      Pro Forma Financial Information.       None.

(c)      Exhibits.                              None.



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


                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              PHOENIX LEASING CASH DISTRIBUTION FUND V, L.P.
                              ----------------------------------------------
                                               (Registrant)


     Date                      Title                            Signature
     ----                      -----                            ---------


September 12, 2002    Vice President, Chief Financial      /S/ ANDREW N. GREGSON
-------------------   Officer and a Director of            ---------------------
                      Phoenix Leasing Associates II, Inc.  (Andrew N. Gregson)



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